Exhibit 99.2

XILINX, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Xilinx, Inc. (the “Company”) on Form 10-K for the year ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kris Chellam, Senior Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to Title 18, Chapter 63, Section 1350 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 12, 2003	/s/ Kris Chellam
Kris Chellam Senior Vice President of Finance and Chief Financial Officer